Execution Version Exhibit 10.4

FORBEARANCE AGREEMENT AND WAIVER TO CREDIT AGREEMENT

This FORBEARANCE AGREEMENT AND WAIVER TO CREDIT AGREEMENT, dated as of August 10, 2026 (this “August 2026 Waiver”), is entered into by and among Boxlight Corporation, a Nevada corporation (the “Borrower”), each Subsidiary of the Borrower listed as a “Guarantor” on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), the financial institutions party hereto as Lenders and Whitehawk Capital Partners LP (“Whitehawk Capital”), as the Administrative Agent.
WHEREAS, the Borrower, the Guarantors, the Lenders, the Collateral Agent and the Administrative Agent are party to that certain Credit Agreement, dated as of December 31, 2021 ((a) as amended by the First Amendment to Credit Agreement dated as of April 4, 2022, (b) as amended by the Second Amendment to Credit Agreement dated as of June 21, 2022, (c) as amended by the Third Amendment to Credit Agreement dated as of April 24, 2023, (d) as amended by the Fourth Amendment to Credit Agreement dated as of June 26, 2023, (e) as amended by the Fifth Amendment to Credit Agreement dated as of March 14, 2024, (f) as amended by the Sixth Amendment to Credit Agreement dated as of April 19, 2024, (g) as amended by the Seventh Amendment to Credit Agreement dated as of April 12, 2024, (h) as amended by the Eighth Amendment to Credit Agreement dated as of March 24, 2024, (i) as amended by the Ninth Amendment to Credit Agreement dated as of August 13, 2025, (j) as amended by the Tenth Amendment to Credit Agreement dated as of December 2, 2025, (k) as amended by the Eleventh Amendment to Credit Agreement dated as of December 18, 2025 and (l) as further amended, restated, supplemented or modified, the “Credit Agreement”; all capitalized terms defined in the Credit Agreement and not otherwise defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby);
WHEREAS, reference is also made to each Loan Document, including, without limitation: (a) the Amended and Restated Fee Letter (as amended by the June 2023 Consent); (b) the April 2023 Consent;
(c) the December 2022 Consent; (d) the June 2023 Consent, (e) the November 2023 Waiver, (f) November 2024 Waiver, (f) December 2024 Waiver, (g) June 2025 Extension Agreement, (h) March 2026 Waiver and (i) May 2026 Waiver;
WHEREAS, the Loan Parties acknowledge and agree that:
(a)(1) the Monthly Borrowing Base Certificate for the month ending May 31, 2026, indicates that the Loan Parties are in an Over Advance in excess of the Permitted Over Advance and are not in Borrowing Base compliance for the month ending May 31, 2026, and (2) the Loan Parties did not make the payment required to be made under Section 2.05(c)(vii) of the Credit Agreement in an aggregate amount equal to the Over Advance in excess of the Permitted Over Advance for the month ending May 31, 2026, which is a Default and an Event of Default under Section 2.05(c)(vii), Article III and Section 9.01(a)(i) of the Credit Agreement;
(b)(1) the Monthly Borrowing Base Certificate for the month ending June 30, 2026, will indicate that the Loan Parties are in an Over Advance in excess of the Permitted Over Advance and will not be in Borrowing Base compliance for the month ending June 30, 2026, and
(2) the Loan Parties will not make the payment required to be made under Section 2.05(c)(vii) of the Credit Agreement in an aggregate amount equal to the Over Advance in excess of the Permitted Over Advance for the month ending June 30, 2026, which would be a Default and an Event of Default under Section 2.05(c)(vii), Article III and Section 9.01(a)(i) of the Credit Agreement; and

(c)(1) the Monthly Borrowing Base Certificate for the month ending July 31, 2026, indicates that the Loan Parties are in an Over Advance in excess of the Permitted Over Advance and are not in Borrowing Base compliance for the month ending July 31, 2026, and (2) the Loan Parties did not make the payment required to be made under Section 2.05(c)(vii) of the Credit Agreement in an aggregate amount equal to the Over Advance in excess of the Permitted Over Advance for the month ending July 31, 2026, which is a Default and an Event of Default under Section 2.05(c)(vii), Article III and Section 9.01(a)(i) of the Credit Agreement;
(d)the Loan Parties are not in compliance with the financial covenant set forth in Section 7.03(a) of the Credit Agreement for the last (i) four Fiscal Months ending April 30, 2026,
(ii) five Fiscal Months ending May 31, 2026, (iii) six Fiscal Months ending June 30, 2026 and
(iv) seven Fiscal Months ending July 31, 2026; each of which is a Default and an Event of Default under Section 9.01(c)(i) of the Credit Agreement; and
(e)the Loan Parties have not been in compliance with the financial covenant set forth in Section 7.03(b) of the Credit Agreement since the date of the May 2026 Waiver; which is a Default and an Event of Default under Section 9.01(c)(i) of the Credit Agreement.
(the foregoing Defaults and Events of Default set forth in clauses (a, (b), (c), (d) and (e) above, “Specified Events of Default”),
WHEREAS, in addition to the Specified Events of Default, other Defaults and/or Events of Defaults may also exist;
WHEREAS, the parties to this August 2026 Waiver acknowledge and agree that as a result of the Specified Events of Default, the Collateral Agent, the Administrative Agent and the Lenders have the right to exercise their rights and remedies under the Credit Agreement and the other Loan Documents;
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this August 2026 Waiver, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. AMENDMENTS
Subject to the satisfaction of the conditions to effectiveness referred to in Section 2 hereof, effective as of the Ninth Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended adding the following new definition in its appropriate alphabetical order:
“August 2026 Waiver” means the Forbearance Agreement to this Agreement dated August 10, 2026.
(b)Section 2.5(c)(i) of the Credit Agreement is hereby amended and restated to read as follows:
“five percent (5.0%) per Fiscal Year of the original principal amount of the Initial Term Loan (excluding the amount of February 2023 Repayment) and any Delayed Draw Term Loan that are made, paid quarterly on the last Business Day of each March, June, September and December,

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commencing March 31, 2022, until the Final Maturity Date; provided that (A) with respect to the payment required to be made on September 30, 2025, the amortization payment with respect to the Initial Term Loan shall be not less than $1,000,000 and (B) no amortization payment shall be required for the period commencing the Eleventh Amendment Effective Date and September 30, 2026 and thereafter the first amortization payment shall be made on December 31, 2026.”
(c)Section 2.5(c)(ii) of the Credit Agreement is hereby amended and restated to read as follows:
“within five (5) Business Days following the receipt of Net Cash Proceeds of any Equity Issuances such Net Cash Proceeds shall be applied as follows: first, 50.0% (or, if an Event of Default then exists, 100.0%) of such Net Cash Proceeds shall be applied to prepay the Loans; and second, any remaining amount may be retained by the Loan Parties; provided that that any Net Cash Proceeds of any Equity Issuances that are retained (or permitted to be retained) by the Loan Parties shall (x) not be used to make any payment with respect to any Equity Interests, any Redeemable Preferred Stock and/or any Subordinated Indebtedness and (y) such retained Net Cash Proceeds shall be allocated for working capital and/or general corporate purposes of the Loan Parties (and shall not be used by or for the benefit of any Subsidiary of the Borrower that is not a Loan Party without the Administrative Agent’s prior written consent).”
(d)Section 2.5(c)(iv) of the Credit Agreement is hereby amended and restated to read as follows:
“any Permitted Indebtedness incurred pursuant to clause (r) (i.e. Subordinated Indebtedness) of the definition thereof, 50.0% (or, if an Event of Default then exists, 100.0%) of such Net Cash Proceeds shall be applied to prepay the Loans; provided that any such Net Cash Proceeds of any such Subordinated Indebtedness that are retained (or permitted to be retained) by the Loan Parties shall (x) not be used to make any payment with respect to any Equity Interests, any Redeemable Preferred Stock and/or any Subordinated Indebtedness and (y) such retained Net Cash Proceeds shall be allocated for working capital and/or general corporate purposes of the Loan Parties (and shall not be used by or for the benefit of any Subsidiary of the Borrower that is not a Loan Party without the Administrative Agent’s prior written consent).”

SECTION 2.
CONDITIONS TO EFFECTIVENESS
This August 2026 Waiver shall become effective on the date (the “August 2026 Waiver Effective Date”) on which the following conditions are satisfied, in each case, in form and substance reasonably satisfactory to the Administrative Agent:
(a)the Administrative Agent shall have received one or more counterparts of this August 2026 Waiver executed by the Borrower, each Guarantor, the Lenders and the Administrative Agent;
(b)the Loan Parties shall have paid to the Administrative Agent not less 50% (i.e. not less than $2,250,000) of the Net Cash Proceeds of any Equity Issuances by the Borrower on or about August 6, 2026, which amount shall be applied to pay down the Term Loan as set forth in Section 2.5(c)(ix) and to pay the amount set forth in the Second Amended and Restated Fee Letter in the amounts specified therein (including, without limitation, the Repayment Fee);

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(c)no Default or Event of Default (other than the Specified Events of Default) shall exist;
and
(d)the representations and warranties of the Borrower and the Guarantors contained in this August 2026 Waiver shall be true and correct in all material respects (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable) on and as of the date hereof, as though made on such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable).
SECTION 3.
LIMITATION ON SCOPE
All of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and, except to the extent specifically provided for herein, shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower or any other Loan Party requiring the consent of the Administrative Agent or any Lender. The Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrower or any other Loan Party for any existing or future Defaults or Events of Default (other than the Specified Event of Default, as waived herein and in accordance herewith).
SECTION 4.
REAFFIRMATION
Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as an accommodation party or a guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed any of the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this August 2026 Waiver and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this August 2026 Waiver shall not serve to effect a novation of the Obligations or, except to the extent specifically provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or constitute a waiver of any provision of any of the Loan Documents.
SECTION 5.
LIMITED WAIVER
Effective only as of the August 2026 Waiver Effective Date, subject to the following terms and conditions and in reliance upon the representations, warranties and covenants set forth in the Credit Agreement (as amended by this August 2026 Waiver) and Section 7 below, the Lenders hereby waive (the “Limited Waiver”) the Specified Events of Default. For avoidance of doubt, the foregoing Limited

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Waiver shall not be deemed to be a waiver of any other existing or hereafter arising Defaults or Events of Default or any other deviation from the express terms of the Credit Agreement or any other Loan Document. This is a Limited Waiver and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right or remedy (except with respect to the Specified Events of Default) that Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, including, without limitation, the right to: (i) declare all or any portion of the Loans then outstanding to be accelerated and due and payable, whereupon all or such portion of the aggregate principal of all Loans, all accrued and unpaid interest thereon (including interest at the Post-Default Rate), all fees, premiums and all other Obligations payable under the Credit Agreement (as amended by this August 2026 Waiver) and the other Loan Documents shall become due and payable immediately without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; and (ii) exercise any and all of its other rights and remedies under applicable law, under the Credit Agreement (as amended by this August 2026 Waiver) and the other Loan Documents. This is a Limited Waiver and is conditioned upon the Loan Parties’ compliance with each provision of this August 2026 Waiver and failure by the Loan Parties to comply with each provision of this August 2026 Waiver (including the amendments to the Credit Agreement) constitute an immediate Event of Default and the waivers and consents granted herein null and void without any further action on the part of any Lender or any Agent.
Notwithstanding the foregoing waiver, the requirements of Section 3.03 (i.e. Post-Default Rate) of the Credit Agreement shall remain in effect until compliance with the Borrowing Base and other requirements of the Credit Agreement (provided that the Secured Parties’ right to receive the Post-Default Rate for any other Default or Event of Default is also preserved). It is also agreed and confirmed by the Loan Parties that the Secured Parties’ right to receive the Post-Default Rate has continued from and since the Eleventh Amendment Effective Date (and for period prior to that).
SECTION 6.
RELEASE OF CLAIMS
In consideration of the Administrative Agent’s and each Lender’s agreements contained in this August 2026 Waiver, each Loan Party hereby irrevocably releases and forever discharges the Administrative Agent, the Collateral Agent, each Lender and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against such Released Person which relates, directly or indirectly, to any acts or omissions of any Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.
SECTION 7.
MISCELLANEOUS
(a)Representations and Warranties. Each Loan Party hereby represents and warrants that:
(i) this August 2026 Waiver has been duly authorized and executed by such Loan Party, and the Credit Agreement, as modified by this August 2026 Waiver, is the legal, valid and binding obligation of the Borrower and each other Loan Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable

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bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;
(ii) the representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable) on and as of the date hereof, as though made on such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable); and
(iii) no Default or Event of Default (other than the Specified Events of Default) has occurred and is continuing after giving effect to this August 2026 Waiver.
(b)References. All references in the Loan Documents to the “Credit Agreement” and in the Credit Agreement as modified hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Credit Agreement as modified by this August 2026 Waiver (as well as by all subsequent amendments, restatements, supplements and other modifications thereof).
(c)Each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this August 2026 Waiver”: Section 12.01 (Notices), Section 12.06 (Severability), Section 12.07 (Governing Law),, Section 12.10 (Jurisdiction, Service of Process and Venue), Section 12.11 (Waiver of Jury Trial), Section 12.13 (No Party Deemed Drafter), Section 12.15 (Indemnification), Section 12.16 (Governing Law Attorney), Section 12.22 (Integration), and Section 12.25 (Electronic Signatures). This August 2026 Waiver is a Loan Document and is subject to and has the benefit of all provisions in the Credit Agreement applicable to Loan Documents.
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WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.
BORROWER:

BOXLIGHT CORPORATION

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    CFO

GUARANTORS:

Boxlight, Inc.,
a Washington corporation

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    Authorized Signatory

                    EOSEDU LLC,
                     an Arizona limited liability company

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    Authorized Signatory

                Boxlight Group Limited
                a Northern Ireland company

By: /s/ Shaun Marklew
Name:    Shaun Marklew
Title:    Authorized Signatory

[August 2026 Waiver to Credit Agreement]

EXECUTED as a DEED by Sahara Holdings Limited, acting by two directors:

By: /s/ Shaun Marklew
Signature of director (Shaun Marklew)

By: /s/ Ryan Zeek
Signature of director (Ryan Zeek)

Sahara Presentation Systems, Inc.,
a Delaware corporation

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    Authorized Signatory

EXECUTED as a DEED by Sahara Presentation Systems Ltd, acting by two directors:

By: /s/ Shaun Marklew
Signature of director (Shaun Marklew)

By: /s/ Ryan Zeek
Signature of director (Ryan Zeek)

Clevertouch B.V.,
a Netherlands limited liability company (besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Shaun Marklew
Name: Shaun Marklew
Title: Director

[August 2026 Waiver to Credit Agreement]

Sahara Presentation Systems Europe BV
a Belgium company

By: /s/ Shaun Marklew
Name: Shaun Marklew
Title: Director

FrontRow Calypso, LLC
a Delaware limited liability company

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    Authorized Signatory

Boxlight    Canada,    Inc.,    a    Canadian    Company (Company No. 721079200RT001)

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title: Director

Boxlight Australia, PTY LTD, an Australia Company (Company No. 659677808)

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    Authorized Signatory

[August 2026 Waiver to Credit Agreement]

Boxlight Denmark, APS, a Denmark Company (Company No. DK-43244701)

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    Authorized Signatory

Boxlight Nordic AB, a Sweden Company (Company No. 556826-003)

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    Authorized Signatory

Boxlight Nordic OY, a Finland Company (Company No.24282575)(029497006)

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    Authorized Signatory

Sahara Presentation Systems GmbH, a Germany Company    (Company    No.    HRB    85523)    (5324
000200003 3040)

By: /s/ Ryan Zeek
Name:    Ryan Zeek
Title:    Authorized Signatory

[August 2026 Waiver to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

WHITEHAWK CAPITAL PARTNERS LP,
as the Administrative Agent

By: /s/ Robert A. Louzan
Name:    Robert A. Louzan
Title:    Authorized Signatory

WHITEHAWK FINANCE LLC, as a Lender

By: /s/ Robert A. Louzan
Name:    Robert A. Louzan
Title:    Authorized Signatory

[August 2026 Waiver to Credit Agreement]